Events after the reporting period	12 Months Ended
Jun. 30, 2018
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Events after the reporting period

Note 36. Events after the reporting period

In July 2018 the consolidated entity announced that it has entered into an agreement with TroBio Therapeutics Pty Ltd, a privately held start-up, in which all interests in the ‘next generation’ anti tropomyosin (ATM) program would be assigned to TroBio in return for 12% of the equity in that company. Completion of the transaction remains conditional on the Department of Industry, Innovation and Science agreeing to novate the CRC-P grant to TroBio.

In July 2018 the company lodged an SEC Form F3 which will allow the Company to issue various types of securities, including ordinary shares and/or warrants, from time to time over a period of three years. Any ordinary shares issued will trade in the form of American Depository Shares which currently trade on NASDAQ under the symbol KZIA. The company is not obliged to issue any securities under this arrangement, but if it does, the amount and timing is at the discretion of the company.

In October 2018 the company completed a share placement to sophisticated investors, raising A$3.4 million, and at the same time, announced a Share Purchase Plan, which allows existing shareholders who fit the eligibility criteria to purchase shares to the value of up to A$15,000. The Share Purchase Plan is open until November 16, 2018.

No other matter or circumstance has arisen since June 30, 2018 that has significantly affected, or may significantly affect the consolidated entity’s operations, the results of those operations, or the consolidated entity’s state of affairs in future financial years.